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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report (Date of earliest event reported): May 7, 2004

                                        SOUTHERN CALIFORNIA EDISON COMPANY
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-1212
                               (Registrant's telephone number, including area code)

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Items 1 through 11 are not included because they are inapplicable.

Item 12.  Results of Operations and Financial Condition.

        On May 7, 2004, Edison International,  the parent company of Southern California Edison Company,  issued a press release that included  information  about Southern  California  Edison  Company's  financial  results for the first  quarter  ended  March 31,  2004.  A copy of the press  release is attached  as Exhibit  99. The  information furnished  in this Item 12 and  Exhibit  99 shall  not be  deemed to be  "filed"  for  purposes  of the  Securities
Exchange Act of 1934,  nor shall it be deemed to be  incorporated  by reference in any filing under the  Securities
Act of 1933.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                SOUTHERN CALIFORNIA EDISON COMPANY
                                                                            (Registrant)

                                                                    /s/ KENNETH S. STEWART
                                                        -------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

MAY 11, 2004